SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 26, 2013 (November 20, 2013)

VICTORY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564472
(State of Incorporation)	(Commission File Number)	(IRS Employer Number)

3355 Bee Caves Road, Suite 608, Austin, TX		78746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (512)-347-7300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes to registrant’s certifying accountant

On November 20, 2013, Victory Energy Corporation (the “Company”), through the Audit Committee of its Board of Directors and with the ratification of its Board of Directors, dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm and engaged Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered accounting firm.

The report of Marcum regarding the Company’s consolidated financial statements for fiscal years ended December 31, 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, scope or accounting principles. The reports of Marcum did, however, include an explanatory paragraph with regard to uncertainty as to the Company’s ability to continue as a going concern. During the years ended December 31, 2011 and 2012, and through the date of their dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which would have caused it to make reference to such disagreements in the reports.  There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K up to and including the dismissal of Marcum except for the material weakness Marcum advised the Company which indicated weaknesses in internal controls.

As previously disclosed, Weaver was engaged as the Company’s internal registered public accounting firm on June 18, 2012 and dismissed on August 3, 2012. Subsequent to the dismissal of Weaver on August 3, 2012, and prior to reengaging Weaver on November 20, 2013, the Company did not consult with Weaver regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided by Weaver that Weaver concluded was an important factor considered by the Company in reaching a decision as to a ccounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as described in or Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum and Weaver a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Marcum furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in this Item 4.01.

A copy of Marcum’s letter, dated December 2, 2013 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Marcum, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: December 3, 2013	By:	/s/ Kenneth Hill
President and
Chief Executive Officer

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